     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1998
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  June 26, 1998


                                   VERIO INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-24219                                84-1339720
       (Commission File Number)            (I.R.S. Employer Identification No.)

 8005 SOUTH CHESTER STREET, SUITE 200,                    80112
          ENGLEWOOD, COLORADO                          (Zip Code)
(Address of Principal Executive Offices)


                                 (303) 645-1900
              (Registrant's Telephone Number, Including Area Code)





                                With a copy to:
                             Gavin B. Grover, Esq.
                            Morrison & Foerster LLP
                               425 Market Street
                            San Francisco, CA 94105
================================================================================

     ITEM 5.  OTHER EVENTS.

                                  RISK FACTORS

     Verio Inc. ("Verio," the "Registrant" or the "Company") is a leading provider of Internet connectivity and enhanced Internet services to small and medium sized businesses. From time to time the Registrant may report through its press releases and/or Securities and Exchange Commission filings, certain matters that would be characterized as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act") that are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Certain of these risks and uncertainties are beyond management's control. This report contains statements which constitute forward-looking statements. These statements appear in a number of places in this report and include statements regarding the intent, belief or current expectations of the Company, its directors or its officers primarily with respect to the future operating performance of the Company. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. The accompanying information contained in this report including the information set forth below, identifies important factors that could cause such differences. See "-- Forward-Looking Statements" below.

HISTORY OF LOSSES; NO ASSURANCE OF PROFITABILITY

  The Company was formed in March 1996. The Company has incurred net losses since its inception, and management expects to incur significant additional losses as the Company continues its investment and acquisition program as well as the building of its national network operations. Investors have limited operating and financial data about the Company upon which to base an evaluation of the Company's performance. For the period from inception to December 31, 1996 (the "1996 Period"), the year ended December 31, 1997, and the three-month period ended March 31, 1998, the Company reported net losses of $5.1 million , $46.3 million, and $28.4 million, respectively. From inception through March 31, 1998, the Company reported cumulative cash used by operating activities of $52.4 million. The Company expects to generate negative operating cash flow for at least the next several years while it continues to acquire, invest in and integrate the operations of Internet service providers ("ISPs"). The extent to which the Company experiences negative cash flow will depend upon a number of factors including the number and size of its acquisitions and investments, the expenses and time required to effectively integrate acquired operations and capture operating efficiency, the ability to generate increasing revenues and cash flow, the amount of expenditures incurred at the corporate and national level, and any potential adverse regulatory developments. The Company will be dependent on various financing sources to fund its growth as well as continued losses from operations. There can be no assurance that the Company will achieve or sustain positive operating cash flow or generate net income in the future. To achieve profitability, the Company must, among other things, develop and market products and services which are accepted on a broad commercial basis. Given the Company's limited operating history, there can be no assurance that the Company will ever achieve broad commercial acceptance or profitability. See "-- Competition; Pricing Fluctuation" and "-- Dependence on the Internet; Uncertain Adoption of Internet as Medium of Commerce and Communications." The Company's profitability also will be affected as a result of the Company's recording of compensation expense in an aggregate amount of approximately $10.6 million in connection with the granting of options subsequent to February 28, 1998, which compensation expense will be recorded over the forty- eight month vesting period of those options.

SUBSTANTIAL INDEBTEDNESS; EFFECT OF FINANCIAL LEVERAGE

  The Company has indebtedness that is substantial in relation to its stockholders' equity and cash flow. As of March 31, 1998, the Company had an aggregate of approximately $272.0 million of long-term indebtedness outstanding, representing 82% of total capitalization. After giving effect to the Company's initial public offering in May 1998 and the concurrent investment in the Company by Nippon Telegraph & Telephone Corporation ("NTT"), long-term indebtedness was reduced to approximately 49% of total capitalization. In addition, the Company recently signed a credit agreement providing for a $57.5 million revolving credit facility (the "Bank Facility"). See "-- Requirements for Additional Capital." As a result of the substantial indebtedness of the Company, fixed charges of the Company are expected to exceed its





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earnings for the foreseeable future. Substantial leverage poses the risk that the Company may not be able to generate sufficient cash flow to service its indebtedness, or to adequately fund its operations. The Company has experienced a substantial decrease in EBITDA, from negative $5.6 million in the 1996 Period to negative $29.7 million in 1997. EBITDA as a percentage of revenue improved from negative 237% to negative 83% from the 1996 Period to the year ended December 31, 1997. However, there can be no assurance that this trend will continue, or that the Company will be able to increase its revenue and leverage the investments it has made in national services and systems, the national network, and the operating overhead of the Verio ISPs, to achieve sufficient cash flow to meet its debt service obligations. In particular, there can be no assurance that the Company's operating cash flow will be sufficient to pay the $13.5 million in annual interest (beginning in June 2000 following the termination of the interest escrow arrangement for the $100 million principal amount outstanding of the Company's 13-1/2% Senior Notes due 2004 (the "1997 Notes"), to pay the $18.2 million in annual interest on the Company's $175 million principal amount of 10-3/8% Senior Notes due 2005 (the "1998 Notes"), or to meet its debt service obligations under the Bank Facility, if drawn upon. The leveraged nature of the Company also could limit the ability of the Company to effect future financings or may otherwise restrict the Company's operations and growth.

REQUIREMENTS FOR ADDITIONAL CAPITAL

  The Company's operations have required and will continue to require substantial capital for investments in ISP operations, including the acquisition of or investments in additional ISPs, the deployment of the Company's national network and infrastructure and the funding of capital expenditures for expansion of services and operating losses. The Company may need additional amounts to fund its operating losses and those of the Verio ISPs, which amounts cannot be determined. Over the longer term, it is likely that the Company will require substantial additional funds to continue to fund the Company's investment and acquisition program as well as product development, marketing, sales and customer support capabilities.

  The Company expects to meet its additional capital needs with the proceeds from sales or issuance of equity securities, credit facilities and other borrowings, lease financings, and sales of additional debt securities. The failure to raise and generate sufficient funds may require the Company to delay or abandon some of its planned future expansion or expenditures, which could have a material adverse effect on the Company's growth and its ability to compete in the Internet industry. No assurance can be given that the Company will have sufficient cash flow available to maintain its current or future growth plans or operations.

FLUCTUATIONS IN OPERATING RESULTS

  The Company's operating results have fluctuated in the past and may in the future fluctuate significantly depending upon a variety of factors, including the incurrence of capital costs and the introduction of value-added enhanced services and new services by the Company. Additional factors that may contribute to variability of operating results include: the pricing and mix of services offered by the Company; the Company's customer retention rate; changes in pricing policies and product offerings by the Company's competitors; growth in demand for network and Internet access services; the incurrence of one-time costs associated with regional consolidation; and general telecommunications services' performance and availability. The Company has also experienced seasonal variation in Internet use and, therefore, revenue streams may fluctuate accordingly. In response to competitive pressures, the Company may take certain pricing or marketing actions that could have a material adverse effect on the Company's business, financial condition and results of operations. As a result, variations in the timing and amounts of revenues could have a material adverse effect on the Company's quarterly operating results. Due to the foregoing factors, the Company believes that period-to-period comparisons of its operating results are not necessarily meaningful and that such comparisons cannot be relied upon as indicators of future performance.

COMPETITION; PRICING FLUCTUATION

  The market for Internet connectivity and related services is extremely competitive. The Company anticipates that competition will continue to intensify as the use of the Internet grows. The tremendous growth and potential market size





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of the Internet access market has attracted many new start-ups as well as existing businesses from different industries. Current and prospective competitors include, in addition to other national, regional and local ISPs, long distance and local exchange telecommunications companies, cable television companies, direct broadcast satellite and wireless communications providers, and on-line service providers. The Company believes that a reliable national network, knowledgeable salespeople and the quality of technical support currently are the primary competitive factors in the Company's targeted market, and that price is usually secondary to these factors.

  The Company's current primary competitors include other ISPs with a significant national presence which focus on business customers, such as UUNet, GTE Internetworking (formerly BBN), PSINet, Concentric Network and DIGEX. While the Company believes that its level of local service and support and target market focus distinguish it from these competitors, some of these competitors have a significantly greater market presence, brand recognition, and financial, technical and personnel resources than the Company, and have extensive coast-to-coast Internet backbones. The Company also competes with unaffiliated regional and local ISPs in its targeted geographic regions.

  All of the major long distance companies (also known as interexchange carriers or IXCs), including AT&T, MCI, and Sprint, offer Internet access services and compete with the Company. The recent sweeping reforms in the federal regulation of the telecommunications industry have created greater opportunities for local exchange carriers ("LECs"), including the Regional Bell Operating Companies ("RBOCs"), to enter the Internet connectivity market. In order to address the Internet connectivity requirements of the current business customers of long distance and local carriers, the Company believes that there is a move toward horizontal integration through acquisitions of, joint ventures with, and the wholesale purchase of connectivity from, ISPs. The WorldCom/MFS/UUNet consolidation, the NETCOM/ICG merger, the Intermedia/DIGEX merger and GTE's acquisition of BBN are indicative of this trend. Accordingly, Verio expects that it will experience increased competition from the traditional telecommunications carriers. Many of these telecommunications carriers, in addition to their substantially greater network coverage, market presence, and financial, technical and personnel resources, also have large existing commercial customer bases. Furthermore, telecommunications providers may have the ability to bundle Internet access with basic local and long distance telecommunications services. Such bundling of services may have an adverse effect on the Company's ability to compete effectively with the telecommunications providers and may result in pricing pressure on the Company that would have an adverse effect on the Company's business, financial condition and results of operations.

  Many of the major cable companies have announced that they are exploring the possibility of offering Internet connectivity, relying on the viability of cable modems and economical upgrades to their networks. MediaOne Group and TCI have recently announced trials to provide Internet cable service to their residential customers in select areas. Several announcements also have recently been made by other alternative service companies approaching the Internet connectivity market with various wireless terrestrial and satellite-based service technologies. These include Hughes Network System's DirecPC that provides high-speed data through direct broadcast satellite technology; CAI Wireless System's announcement of an MMDS wireless cable operator launching data services via 2.5 to 2.7 GHz and high-speed wireless modem technology; Cellularvision's announcement that it is offering Internet access via high-speed wireless LMDS technology; and Winstar, which currently offers high-speed Internet access to business customers over the 38 GHz spectrum.

  The predominant on-line service providers, including America Online, CompuServe, Microsoft Network, and Prodigy, have all entered the Internet access business by engineering their current proprietary networks to include Internet access capabilities. The Company competes to a lesser extent with these on-line service providers.

  Recently, there have been several announcements regarding the planned deployment of broadband services for high speed Internet access by cable and telephone companies through new technologies such as cable modems and xDSL. While these providers have initially targeted the residential consumer, it is likely that their target markets will expand to encompass the Company's target markets, which may significantly affect the pricing of the Company's service offerings.

  As a result of an increase in the number of competitors, and vertical and horizontal integration in the industry, the Company currently encounters and expects to encounter significant pricing pressure and other competition in the future.





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Advances in technology as well as changes in the marketplace and the regulatory environment are constantly occurring, and the Company cannot predict the effect that ongoing or future developments may have on the Company or the pricing of its products and services. See "-- Fluctuations in Operating Results," "-- Dependence on the Internet; Uncertain Adoption of Internet as a Medium of Commerce and Communications" and "-- Potential Liability for Information Disseminated Over Network; Regulatory Matters."

  In connection with a commercial services agreement entered into between Verio and an affiliate of NTT, NTT is entitled to "most favored customer" status and pricing concessions. NTT and the Company are continuing to negotiate the specific terms of these arrangements.

MANAGEMENT OF GROWTH; INTEGRATION OF ACQUISITIONS AND INVESTMENTS

  The Company is currently experiencing a period of rapid expansion with the acquisition and integration of its ISPs. The rapid growth of the Company's business and its product and service offerings has placed, and is likely to continue to place, a significant strain on the Company's managerial, operating, financial and other resources. The Company's future performance will depend, in part, upon its ability to manage its growth effectively, which will require that the Company implement additional management information systems capabilities, further develop its operating, administrative and financial and accounting systems and controls, improve coordination between engineering, accounting, finance, marketing and operations, and hire and train additional personnel. Failure by the Company to develop adequate operational and control systems or to attract and retain highly qualified management, financial, technical, sales and marketing and customer care personnel could materially adversely affect the Company's ability to generate internal growth from previously acquired ISPs or integrate the ISPs it has acquired and continues to acquire. In conjunction with its efforts to integrate the operations of its acquired ISPs, the Company has recently effected the buyout of the remaining equity of all but one of the ISPs in which it did not initially acquire a 100% ownership interest. While the Company anticipates that it will recognize various economies and efficiencies of scale as a result of the integration of the operations of the ISPs it has acquired, the process of consolidating the businesses and implementing the strategic integration of the Company and its ISPs may take a significant period of time, will place a significant strain on the Company's resources, and could subject the Company to additional expenses during the integration process. The timing and amount of expenditures related to the Company's cost-savings initiatives and integration of the operations of the Company's ISPs may be difficult to predict. The Company may increase near-term expenditures in order to accelerate the integration and consolidation of acquired operations with the goal of achieving longer-term cost savings and improved profitability. There can be no assurance that these projected long-term cost savings and improvements in profitability can or will be realized. As a result, there can be no assurance that the Company will be able to integrate the ISPs it has acquired successfully or in a timely manner in accordance with its strategic objectives. Failure to integrate its ISPs or to manage effectively the growth of the Company would have a material adverse effect on the Company's business, financial condition and results of operations.

  Furthermore, the Company's performance will depend on the internal growth generated through ISP operations. The timing and sustainability of any such internal growth from the Company's ISP operations is difficult to predict and may depend upon a variety of factors including the Company's development of necessary operating, administrative, financial and accounting systems and controls and the Company's ability to attract and retain highly qualified management, financial, technical, sales and marketing, and customer care personnel. Failure by the Company to manage effectively these and other factors affecting internally generated growth in its ISP operations could have a material adverse effect on the Company's business, financial condition and results of operation.

DEPENDENCE UPON IMPLEMENTATION OF NETWORK INFRASTRUCTURE; ESTABLISHMENT AND MAINTENANCE OF PEERING RELATIONSHIPS

  The Company's success will depend upon its ability to complete the implementation of and to continue to expand its national network infrastructure and support services in order to supply sufficient geographic reach, capacity, reliability and security at an acceptable cost. The continued development and expansion of the Company's national network will require that it enter into additional agreements, on acceptable terms and conditions, with the various providers of





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infrastructure capacity and equipment and support services. No assurance can be given that any or all of the requisite agreements can be obtained on satisfactory terms and conditions.

  In addition, the establishment and maintenance of peering relationships with other ISPs is necessary in order to exchange traffic with other ISPs without having to pay transit costs. The basis on which the large national ISPs make peering available or impose settlement charges is evolving as the provision of Internet access and related services has expanded and the dominance of a small group of national ISPs has driven corporate peering policies. Recently, companies that have previously offered peering have cut back or eliminated peering relationships and are establishing new, more restrictive criteria for peering. Furthermore, if increasing requirements associated with maintaining peering with the major national ISPs develop, the Company may have to comply with those additional requirements in order to continue to maintain its peering relationships. The Company also anticipates that future expansions and adaptations of its network infrastructure may be necessary in order to respond to growth in the number of customers served, increased demands to transmit larger amounts of data and changes to its customers' product and service requirements. The expansion and adaptation of the Company's network infrastructure will require substantial financial, operational and managerial resources. There can be no assurance that the Company will be able to expand or adapt its network infrastructure to meet the industry's evolving standards or its customers' growing demands and changing requirements on a timely basis, at a commercially reasonable cost, or at all, or that the Company will be able to deploy successfully any expanded and adapted network infrastructure. Failure to maintain peering relationships or establish new ones, if necessary, would cause the Company to incur additional operating expenditures which would have a material adverse effect on the Company's business, financial condition and results of operations.

CHALLENGES OF GROWTH BY ACQUISITIONS

  The Company's business strategy is dependent, in part, upon its ability to continue to successfully identify and acquire ISPs that meet the Company's investment criteria. The Company is continuing to seek and evaluate qualified ISP candidates in order to optimize its market presence in the regions it currently serves, and to expand its focus to encompass the remaining top 50 MSAs not currently served by Verio. Although the Company's acquisitions to date have been primarily smaller local and regional independent ISPs, the Company may in the future target the acquisition of larger businesses. The Company expects that competition for appropriate acquisition candidates may be significant. The Company may compete with other communications companies with similar acquisition strategies, many of which may be larger and have greater financial and other resources than the Company. Competition for independent ISPs is based on a number of factors, including price, terms and conditions, size and access to capital, ability to offer cash, stock, or other forms of consideration and other matters. No assurance can be given that the Company will be able to successfully identify suitable ISPs or, once identified, will be able to consummate an acquisition of or an investment in those targeted ISPs on terms and conditions acceptable to the Company. Further, the Company's ability to consummate transactions with ISPs that it identifies will require significant financial resources. Failure to raise and generate sufficient funds may require the Company to delay or abandon some of its planned future expansion or expenditures, which could have a material adverse effect on the Company's growth. See "-- Requirements for Additional Capital."

DEPENDENCE ON KEY PERSONNEL

  The Company is highly dependent upon the efforts of its senior management team, the loss of any of whom could impede the achievement of product development and marketing objectives and could have a material adverse effect on the Company. The Company believes that its future success will depend in large part on its ability to attract and retain qualified technical and marketing personnel for whom there is intense competition in the areas of the Company's activities. There can be no assurance that the Company will be able to attract and retain the personnel necessary for the development and integration of its business. Delays in hiring such personnel could delay the achievement of development and marketing objectives. The loss of the services of key personnel or the failure to attract additional personnel as required could have a material adverse effect on the Company's business, financial condition and results of operations.





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RISK OF SYSTEM FAILURE

  The Company's operations are dependent upon its ability to protect its network infrastructure against damage from fire, earthquakes, floods, power loss, telecommunications failures and similar events or to construct networks that are not vulnerable to the effects of such events. Significant portions of the Company's computer equipment, including components critical to the operation of its Internet backbone, are located at the Company's facility in Englewood, Colorado and the Company's network operations center ("NOC") located in Dallas, Texas. Despite precautions taken by and planned by the Company, the occurrence of a natural disaster or other unanticipated problem at the Company's NOC or at a number of the Company's national nodes could cause interruptions in the services provided by the Company. The failure of a local point of presence ("POP") would result in interruption of service to the customers served by such POP until necessary repairs were effected or replacement equipment were installed. Additionally, failure of the Company's telecommunications providers to provide the data communications capacity required by the Company as a result of natural disaster, operational disruption or for any other reason could cause interruptions in the services provided by the Company. Any damage or failure that causes interruptions in the Company's operations could have a material adverse effect on the Company's business, financial condition and results of operations.

SECURITY RISKS

  Despite the implementation of security measures by the Company, networks are vulnerable to unauthorized access, computer viruses and other disruptive problems. ISPs have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of the Company and its customers, which may result in liability of the Company to its customers and also may deter potential subscribers. Although the Company intends generally to continue to implement industry-standard security measures, such measures have been circumvented in the past, and there can be no assurance that measures implemented by the Company will not be circumvented in the future. Eliminating computer viruses and alleviating other security problems may require interruptions, delays or cessation of service to the Company's customers which could have a material adverse effect on the Company's business, financial condition and results of operations.

DEPENDENCE ON THE INTERNET; UNCERTAIN ADOPTION OF INTERNET AS A MEDIUM OF COMMERCE AND COMMUNICATIONS

  The Company's products and services are targeted toward users of the Internet, which has experienced rapid growth. As is typical in the case of a new and rapidly evolving industry characterized by rapidly changing technology, evolving industry standards and frequent new product and service introductions, demand and market acceptance for recently introduced products and services are subject to a high level of uncertainty. In addition, critical issues concerning the commercial use of the Internet remain unresolved and may impact the growth of Internet use, especially in the business market targeted by the Company. Despite growing interest in the many commercial uses of the Internet, many businesses have been deterred from purchasing Internet access services for a number of reasons, including, among others, inconsistent quality of service, lack of availability of cost-effective, high-speed options, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet, and a lack of tools to simplify Internet access and use. In particular, numerous published reports have indicated that a perceived lack of security of commercial data, such as credit card numbers, has significantly impeded commercial exploitation of the Internet to date, and there can be no assurance that encryption or other technologies will be developed that satisfactorily address these security concerns. Published reports have also indicated that capacity constraints caused by growth in the use of the Internet may, unless resolved, impede further development of the Internet to the extent that users experience delays, transmission errors and other difficulties. Further, the adoption of the Internet for commerce and communications, particularly by those individuals and enterprises which have historically relied upon alternative means of commerce and communication, generally requires the understanding and acceptance of a new way of conducting business and exchanging information. In particular, enterprises that have already invested substantial resources in other means of conducting commerce and exchanging information may be particularly reluctant or slow to adopt a new strategy that may make their existing personnel and infrastructure obsolete.





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  The Company is also at risk as a result of fundamental technological changes in the way Internet solutions may be marketed and delivered. Integrating technological advances may require substantial time and expense, and there can be no assurance that the Company will succeed in adapting its network infrastructure. While the Company believes that its plan of combining the scale and scope of a national operation with the local presence of its ISP operations offers significant advantages for commerce and communication over the Internet, there can be no assurance that commerce and communication over the Internet will become widespread, or that the Company's offered Internet access and communications services will become widely adopted for these purposes. The failure of the market for business-related Internet solutions to continue to develop would adversely impact the Company's business, financial condition and results of operations.

  In addition, new technologies or industry standards have the potential to replace or provide lower cost alternatives to the Company's existing products and services. The adoption of such new technologies or industry standards could render the Company's existing products and services obsolete and unmarketable. For example, the Company's services rely on the continued widespread commercial use of Transmission Control Protocol/Internet Protocol ("TCP/IP"). Alternative open and proprietary protocol standards that compete with TCP/IP, including proprietary protocols developed by IBM and Novell, Inc., have been or are being developed. If the market for Internet access services fails to develop, develops more slowly than expected, or becomes saturated with competitors, or if the Internet access and services offered by the Company and its ISPs are not broadly accepted, the Company's business, operating results and financial condition will be materially adversely affected.

POTENTIAL LIABILITY FOR INFORMATION DISSEMINATED OVER NETWORK; REGULATORY
MATTERS

  The law relating to liability of on-line service providers and ISPs for information carried on or disseminated through their networks is currently unsettled. A number of lawsuits have sought to impose such liability for defamatory speech and infringement of copyrighted materials. Although some courts have ruled that the 1996 Telecommunications Act immunizes ISPs from liability for defamatory material carried on their facilities, there can be no assurance that other courts will take a similar approach. In one case, a state court held that an on-line service provider could be found liable for defamatory materials provided through its service, on the ground that the service provider exercised active editorial control over postings to its service. Other courts have held that on-line service providers and ISPs may, under certain circumstances, be subject to damages for copying or distributing copyrighted materials. Although the Supreme Court has declared the Communications Decency Act to be unconstitutional as it applies to the transmission of indecent on-line communications to minors, state and federal statutes continue to prohibit the on-line distribution of obscene materials. The imposition upon ISPs or Web server hosts of potential liability for materials carried on or disseminated through their systems could require the Company to implement measures to reduce its exposure to such liability. Such measures may require the expenditure of substantial resources or the discontinuation of certain product or service offerings, any of which could have a material adverse effect on the Company's business, operating results and financial condition.

  Although the Company is not currently subject to direct regulation by the Federal Communications Commission (the "FCC") or any other federal or state agency, changes in the regulatory environment relating to the Internet connectivity market, including regulatory changes which directly or indirectly affect telecommunications costs or increase the likelihood or scope of competition from the RBOCs or other telecommunications companies, could affect the prices at which the Company may sell its services. For example, proposed regulations at the FCC would require discounted Internet connectivity rates for schools and libraries. Also, the FCC is considering whether ISPs should be required to pay access charges to local telephone companies for each minute that dial up users spend connected to ISPs through telephone company switches, and some telephone companies have requested similar relief from state regulatory commissions. The imposition of access charges would affect the Company's costs of serving dial up customers and could have a material adverse effect on the Company's business, operating results and financial condition.

DEPENDENCE UPON SUPPLIERS; LIMITED SOURCES OF SUPPLY

  The Company relies on other companies to supply certain key components of its network infrastructure, including telecommunications services and networking equipment which, in the quantities and quality demanded by the Company,





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are available only from limited sources. For example, the Company currently relies on Cisco Systems to supply routers critical to the Company's network, and the Company could be adversely affected if routers from Cisco were to become unavailable on commercially reasonable terms. Qwest, Sprint, MCI and MFS, which are competitors of the Company, are the Company's primary providers of data communications facilities and network capacity. The Company also is dependent upon LECs, which often are competitors of the Company, to provide telecommunications services and lease physical space to the Company for routers, modems and other equipment. The Company has from time to time experienced delays in receiving telecommunications services, which can lead to the loss of customers or prospective customers. There can be no assurance that, on an ongoing basis, the Company will be able to obtain such services on the scale and within the time frames required by the Company at a commercially reasonable cost, or at all. Failure to obtain or to continue to make use of such services would have a material adverse effect on the Company's business, operating results and financial condition.

FINANCIAL INFORMATION CONCERNING ACQUISITIONS

  The regional ISPs targeted by the Company for acquisition typically do not have audited financial statements and have varying degrees of internal controls and detailed financial information. The pro forma financial information contained in the Company's periodic and other reports filed from time to time with the Securities and Exchange Commission include financial information concerning certain recently completed acquisitions for which audited financial statements may not be available. There can be no assurance that a subsequent audit by the Company will not reveal matters of significance, including with respect to liabilities, contingent or otherwise, of these companies. The Company's business strategy involves the continued and potentially rapid acquisition of additional ISPs. The Company expects that, from time to time in the future, it will enter into additional acquisition agreements, the pro forma effect of which is not known and cannot be predicted. The Company's completion of additional acquisitions may have a material impact on the financial information set forth herein. There can be no assurance as to the number, timing or size of future acquisitions, if any, or the effect any such acquisitions would have on the Company's operating or financial results.

ANTI-TAKEOVER PROVISIONS

  Certain provisions of Delaware law and the Company's Certificate of Incorporation, as amended and restated (the "Certificate of Incorporation"), and Bylaws, as amended (the "Bylaws"), may have the effect of delaying, deterring or preventing a future takeover or change in control of the Company unless such takeover or change in control is approved by the Company's Board of Directors. Such provisions also may render the removal of directors and management more difficult. Such provisions could limit the price that certain investors might be willing to pay in the future for shares of the Company's Common Stock. These provisions of Delaware law and the Company's Certificate of Incorporation and Bylaws may also have the effect of discouraging or preventing certain types of transactions involving an actual or threatened change of control of the Company (including unsolicited takeover attempts), even though such a transaction may offer the Company's stockholders the opportunity to sell their stock at a price above the prevailing market price. The Company's Certificate of Incorporation places certain restrictions on who may call a special meeting of stockholders. In addition, the Company's Board of Directors has the authority to issue up to 12,500,000 shares of undesignated preferred stock (the "Undesignated Preferred Stock") and to determine the price, rights, preferences, and privileges of those shares without any further vote or actions by the stockholders. The rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of any Undesignated Preferred Stock that may be issued in the future. The issuance of such shares of Undesignated Preferred Stock, while potentially providing desirable flexibility in connection with possible acquisitions and serving other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or may discourage a third party from attempting to acquire, a majority of the outstanding voting stock of the Company. In addition, the Company is subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law (the "DGCL"), which will prohibit the Company from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder unless the business combination is approved in a prescribed manner. The application of Section 203 of the DGCL also could have the effect of delaying or preventing a change of control of the Company. In addition, the Company's Certificate of Incorporation provides that the Board of Directors will be divided into three classes of directors serving staggered terms and all stockholder actions must be effected at a duly called meeting and not by a consent in writing. The classification provision and the prohibition on stockholder action by written consent could have the effect of discouraging a third party from making a tender offer or otherwise attempting to gain control of the Company. Additionally, certain federal regulations require prior approval of certain transfers of control which could also have the effect of delaying, deferring or preventing a change of control.

  In addition, the Company's Investment Agreement with NTT provides NTT with the right to designate a member of the Board of Directors, and imposes certain standstill and other limitations on NTT's ability to make further acquisitions of the Company's stock, that could have the effect of delaying, deferring or preventing a change of control.

DIVIDEND POLICY; RESTRICTION ON PAYMENT OF DIVIDENDS

  The Company does not anticipate paying cash dividends in the foreseeable future. The Company's ability to pay dividends is limited by covenants imposed under the indenture, dated June 24, 1997, under which the 1997 Notes were issued, the indenture, dated March 25, 1998, under which the 1998 Notes were issued, and the Bank Facility.

YEAR 2000 COMPLIANCE

  Currently, many computer systems and software products are coded to accept only two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, many companies' software and computer systems may need to be upgraded or replaced in order to comply with such "Year 2000" requirements. The Company and third parties with which the Company does business rely on numerous computer programs in their day to day operations. The Company is evaluating the Year 2000 issue as it relates to the Company's internal computer systems and third party computer systems with which the Company interacts. The Company expects to incur internal staff costs as well as consulting and other expenses related to these issues; these costs will be expensed as incurred. In addition, the appropriate course of action may include replacement or an upgrade of certain systems or equipment at a substantial cost to the Company. There can be no assurance that the Year 2000 issues will be resolved in 1998 or 1999. The Company may incur significant costs in resolving its Year 2000 issues. If not resolved, this issue could have a significant adverse impact on the Company's business, operating results and financial condition.

FORWARD-LOOKING STATEMENTS

  The Company's news releases, public announcements and other dissemination of information from time to time contain information that is not historical or factual and such statements constitute "forward-looking statements" (as such term is defined in the Reform Act), which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Management wishes to caution that these forward-looking statements such as the timing, costs and scope of its acquisition of, or investments in, existing ISPs, the revenue and profitability levels of the ISPs in which it invests, the anticipated reduction in operating costs resulting from the integration and optimization of those ISPs, and other matters contained herein or therein from time to time regarding matters that are not historical facts, are only predictions. No assurance can be given that the future results indicated, whether expressed or implied, will be achieved. While sometimes presented with numerical specificity, these projections and other forward-looking statements are based upon a variety of assumptions relating to the business of the Company, which, although considered reasonable by the Company, may not be realized. Because of the number and range of the assumptions underlying the Company's projections and forward-looking statements, many of which are subject to significant uncertainties and contingencies that are beyond the reasonable control of the Company, some of the assumptions inevitably will not materialize and unanticipated events and circumstances may occur subsequent to the date on which such statements are initially issued or released. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Therefore, the actual experience of the Company and results achieved during the period covered by any particular projections or forward-looking statements may differ substantially from those projected. Consequently, the inclusion of projections and other forward-looking statements should not be regarded as a representation by the Company or any other person that these estimates and projections will be realized, and actual results may vary materially. There can be no assurance that any of these expectations will be realized or that any of the forward-looking statements contained herein will prove to be accurate.

     ITEM 7.  EXHIBITS.

     Exhibit No.                         Description
     -----------                         -----------

     99(a)                     Press Release issued by the Registrant on June 26, 1998

     99(b)                     Press Release issued by the Registrant on June 29, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VERIO INC.

                                              By: /s/    Justin L. Jaschke
                                                  ------------------------
                                                   Justin L. Jaschke
                                                   Chief Executive Officer

Dated:   June 29, 1998

                                 EXHIBIT INDEX



     Exhibit No.                     Description
     -----------                     -----------

     99(a)                 Press Release issued by the Registrant on June 26, 1998

     99(b)                 Press Release issued by the Registrant on June 29, 1998